                                                                 EXHIBIT 10.29



     THIS WARRANT IS A CONTINGENT WARRANT AND IS EXERCISABLE ONLY UNDER THE
                    CONDITIONS SPECIFIED IN SECTION 1 HEREOF

         THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SEE SECTION 6.

                                   VIEWLOCITY
                CONTINGENT WARRANT FOR PURCHASE OF COMMON SHARES

         For value received, Viewlocity, Inc.(the "Company"), a Delaware corporation, hereby certifies that William Street Associates II, LLC, a Massachusetts limited liability company or the permitted assign(s) of such entity (collectively, "Holder") is entitled to purchase from the Company, shares of the capital common stock of the Company, fully-paid and nonassessable, at any time or from time to time, but prior to 5:00 p.m. on October 27, 2004 ("Expiration Date"), which shall be no later than sixty (60) months after the execution of this Warrant. The price per share for each such share purchased pursuant to an exercise of this Warrant ("Exercise Price") shall be calculated as follows:

         (A) The "Aggregate Purchase Price" of the "Common Shares" hereunder is $393,750.00.

         (B) The Holder may purchase Common Shares at an exercise price of $1.00 per share, subject to adjustment as hereinafter provided.

  (Hereinafter: the term "Common Shares" shall refer to all shares of the capital common stock of the Company issued and outstanding at any time during the term of this Warrant, together with any other equity securities that the Company may issue in substitution for such shares other than Warrants; the term "Warrants" shall refer to this Warrant and all warrants issued in exchange or substitution for this Warrant; the term "Warrant Shares" shall refer to the Common Shares purchasable under Warrants; the term "Aggregate Exercise Price" shall refer to the aggregate purchase price payable under Warrants for the Warrant Shares; and the term "Per Warrant Share Price" shall refer to the price payable under this Warrant for each of the Warrant Shares.

         1.       EXERCISE OF WARRANT.

                  (A) Provided that (i) the Minimum Series D Issuance (as defined in the the Convertible Subordinated Debenture Purchase Agreement dated October ___, 1999 ("Debenture Purchase Agreement") by and among Company, William Street Associates II, LLC and Holder) has not occurred on or prior to December 15, 1999, and (ii) the principal indebtedness of the Convertible Subordinated Debenture ("Debenture") of even date herewith issued by Company to Holder in connection with the Debenture Purchase Agreement has not been converted into shares of the Company's Series D Convertible Preferred Stock, the Holder may exercise this Warrant as follows:

                  (B) CONTINGENT EXERCISE OF WARRANT IN WHOLE. Provided that the conditions set forth in Section 1(A) above have been satisfied, the Holder may exercise this Warrant in full at any time by surrendering it (with the subscription form at the end of this Warrant duly executed and indicating the whole number of Warrant Shares with respect to which the Holder shall then be exercising the Warrant) at the principal office of the Company at the time of exercise currently (400 Perimeter Center Terrace, Atlanta, Georgia, 30346) together with a certified, registered or bank cashier's check drawn upon Boston clearinghouse funds in the amount of the Aggregate Exercise Price payable to the order of the Company (hereinafter, the term "Payment" shall mean payment in this manner). Upon such exercise of this Warrant in full, the Holder shall receive:
(i) a certificate or certificates in the name of the Holder for the largest number of whole Warrant Shares to which the Holder shall then be entitled; (ii) cash equal in value to any fractional share to which the Holder shall then be entitled (with the amount of such cash to be calculated in such reasonable manner as the board of directors of the Company shall determine); and (iii) the other securities and properties, if any, receivable pursuant to the provisions of this Warrant. No fractional shares shall be issued to the Holder in respect of exercise of this Warrant.

                  (C) CONTINGENT EXERCISE OF WARRANT IN PART. Provided that the conditions set forth in Section 1(A) above have been satisfied, the Holder may exercise this Warrant in part at any time and from time to time prior to 5:00 p.m. on the Expiration Date, by surrendering it (with the subscription form at the end of this Warrant duly executed and indicating the whole number of Warrant Shares with respect to which the Holder shall then be exercising the Warrant) at the principal office of the Company at the time of exercise, together with Payment of that portion of the Aggregate Exercise Price that shall bear the same ratio to the total Aggregate Exercise Price as the number of Warrant Shares in respect of which this Warrant is then being exercised shall bear to the total number of Warrant Shares subject to this Warrant. If this Warrant shall be exercised in part, it must be exercised for a whole number of Warrant Shares; and, upon such partial exercise, the Holder shall receive: (i) a new Warrant for the number of Warrant Shares in respect of which this Warrant has not been exercised ("Remaining Shares"), which new Warrant shall set forth the Aggregate Exercise Price applicable to the Remaining Shares; and (ii) the applicable proportion of the other securities and properties, if any, receivable pursuant to the provisions of this Warrant.

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         2.       CONVERSION RIGHT.

                  (A) In lieu of the payment of the Exercise Price, the Holder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Shares (the "Conversion Right") as provided for in this Section 2. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price; PROVIDED, HOWEVER, that the Holder shall be required to pay the par value for any shares of Common Shares so delivered) that number of shares of Common Shares equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised, by (y) the Fair Market Value of one share of Common Shares immediately prior to the exercise of the Conversion Right. For purposes of this Section, the "value" of the Warrant shall be determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value of the Warrant immediately prior to the exercise of the Conversion Right.

                  (B) The Conversion Right may be exercised by the Holder on any Business Day prior to the Expiration Date by delivering the Warrant, with a duly executed Exercise Form with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of shares of Common Shares the Holder will be issued pursuant to such conversion.

                  (C) Fair Market Value of a share of Common Shares as of a particular date (the "Determination Date") shall mean:

                  (i) If the Common Shares are listed on a national securities exchange, then the Fair Market Value shall be the average of the last ten "daily sales prices" of the Common Shares on the national securities exchange on which the Common Shares is listed or admitted for trading on the last ten Business Days prior to the Determination Date, or if not listed or traded on any such exchange, then the Fair Market Value shall be the average of the last ten "daily sales prices" of the Common Shares on the National Market or Small Cap Market of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on the last ten business days prior to the Determination Date. The "daily sales price" shall be the closing price of the Common Shares at the end of each day; or

                  (ii) If the Common Shares are not so listed or admitted to unlisted trading privileges or if no such sale is made on at least nine of such days, then the Fair Market Value shall be the higher of (x) the Book Value per share, and (y) the fair value as reasonably determined in good faith by the Company's Board of Directors or a duly appointed committee of the Board (which determination shall be reasonably described in the written notice delivered to the Holder together with the certificates for the Common Shares).

         3. RESERVATION OF WARRANT SHARES. The Company agrees that the Company shall, at all times during the term of this Warrant, have the Warrant Shares and other securities and properties, if any, as from time to time shall be receivable upon the exercise of this Warrant authorized, in reserve, and available solely for issuance or delivery upon exercise of this Warrant, free and clear of all restrictions upon sale or transfer, except (a) such as may exist under the Company's Articles of Organization and By-Laws as constituted on the date of this Warrant; or (b) such as may exist or arise under agreements between the Holder, on the one hand, and the Company or others, on the other hand, with respect to the securities of the Company; and (c) such as may be imposed by applicable securities laws of any state, nation or political subdivision.

         4. PROTECTION AGAINST DILUTION. The rights of the Holder shall be subject to the following terms and conditions:

                  (A) ADJUSTMENTS TO EXERCISE PRICE FOR DILUTING ISSUES.

                           (i) SPECIAL DEFINITIONS.  For purposes of this
Section 4, the following definitions shall apply:

                                    (1) "OPTION" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire either Common Shares or Convertible Securities.

                                    (2) "ORIGINAL ISSUE DATE" shall mean the
date of this original Warrant.

                                    (3) "STOCK PURCHASE WARRANT" shall mean this
Warrant issued by the Company.

                                    (4) "CONVERTIBLE SECURITIES" shall mean any
evidences of indebtedness, shares (other than Common Shares) or other securities directly or indirectly convertible into or exchangeable for Common Shares.

                                    (5) "ADDITIONAL SHARES OF COMMON SHARES"
shall mean all shares of Common Shares issued (or, pursuant to Subsection 4(A)(iii), deemed to be issued) by the Company after the Original Issue Date.

                           (ii) NO ADJUSTMENT TO EXERCISE PRICE. Except as set
forth in Subsection 4(B), no adjustment in the Exercise Price for which this Warrant is exercisable shall be made unless the consideration per share for an Additional Share of Common Shares issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Shares.
The following transactions will be disregarded for purposes of this Section
4: (1) the issuance of any shares of Common Shares on

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exercise of this Warrant, (2) the issusance of up to 10,713,000 shares of Common shares under the Company's current stock option plan (3) the conversion of any Convertible Securities issued and outstanding on the date hereof.

                           (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL
SHARES OF COMMON SHARES.

                                    (1) OPTIONS AND CONVERTIBLE SECURITIES.  In
the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Shares issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Shares issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Shares shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(A)(v) hereof) of such Additional Shares of Common Shares would be less than the Exercise Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Shares are deemed to be issued:

                                    (a) no further adjustment in the Exercise
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Shares upon the exercise of such Options or conversion or exchange of such Convertible Securities if any adjustment shall have been previously made upon the issuance of such securities as herein provided;

                                    (b) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Shares issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                    (c) upon the expiration of any such Options
or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                            (i) in the case of Convertible
Securities or Options for Common Shares the only Additional Shares of Common Shares issued were the shares of Common Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

                                            (ii) in the case of Options for
Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Shares deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Subsection 4(A)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                    (d) no readjustment pursuant to clause (b)
or (c) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (i) the Exercise Price on the original adjustment date, or (ii) the Exercise Price that would have resulted from any issuance of Additional Shares of Common Shares between the original adjustment date and such readjustment date;

                                    (e) in the case of any Options which expire
by their terms not more than 30 days after the date of issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (c) above; and

                                    (f) if such record date shall have been
fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Exercise Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this Subsection 4(A)(iii) as of the actual date of their issuance.

                           (iv) ADJUSTMENT TO EXERCISE PRICE UPON ISSUANCE OF
ADDITIONAL SHARES OF COMMON SHARES.

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                                    (1) ADJUSTMENT FORMULA.  The Exercise Price
shall be subject to adjustment from time to time as set forth below. Upon each adjustment of the Exercise Price pursuant to this Section, the Holder shall (until another such adjustment) thereafter be entitled to purchase at the Exercise Price the number of shares obtained by dividing (a) the product of the number of Shares multiplied by the initial Exercise Price by (b) the adjusted Exercise Price.

                                    (2) ADJUSTMENT OF THE EXERCISE PRICE.  In
the event that at any time or from time to time after the Original Issue Date the Company shall issue Additional Shares of Common Shares (including, without limitation, Additional Shares of Common Shares deemed to be issued pursuant to Subsection 4(A)(iii), but excluding shares issued upon a stock subdivision or combination as provided in Subsection 4(B)), without consideration or for a consideration per share less than the applicable Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, such Exercise Price shall be reduced concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula:

                                    P1 Q1 + P2 Q2
Exercise  Price  =                  ----------------
                                    Q1       +    Q2

where:

               Exercise Price = New Exercise Price

                           P1 = Exercise Price in effect immediately prior to
                                new issue.

                           Q1 = Number of shares of Common Shares outstanding
                                immediately prior to such issue (assuming conversion of all then outstanding Convertible Securities of the Company).

                           P2 = Average price per share received by the
                                Company upon such issue.

                           Q2 = Number of shares of Common Shares issued,
                                or deemed to have been issued, in the
                                subject transaction.

PROVIDED THAT the applicable Exercise Price shall not be so reduced at any time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

                           (v) DETERMINATION OF CONSIDERATION. For purposes of
this Subsection 4(A), the consideration received by the Company for the issue of any Additional Shares of Common Shares shall be computed as follows:

                           (1) CASH AND PROPERTY: Such consideration shall:

                                    (a) insofar as it consists of cash, be
computed at the aggregate amounts of cash received by the Company;

                                    (b) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                    (c) in the event Additional Shares of Common
Shares are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                           (2) OPTIONS AND CONVERTIBLE SECURITIES.  The
consideration per share received by the Company for Additional Shares of Common Shares deemed to have been issued pursuant to Subsection 4(A)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (B) ADJUSTMENT TO EXERCISE PRICE FOR SUBDIVISION OR COMBINATION. If the Company at any time or from time to time after the issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company at any time or from time to time after the issuance of this Warrant combines (by reverse stock split or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (C) ADJUSTMENT IN THE NUMBER OF SHARES FOR DILUTING ISSUES, SUBDIVISIONS OR COMBINATIONS. Whenever the Exercise Price is adjusted pursuant to Subsection 4(A)(iv) or 4(B), the number of shares of the class of securities issuable upon exercise hereof also shall be adjusted pursuant to the formula set forth in Subsection 4(A)(iv)(1).

                  (D) ADJUSTMENTS FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event that at any time or from time to time after the Original Issue Date the Company shall make or issue, or fix a record date for the determination of holders of the class of securities issuable upon exercise hereof who are entitled to receive a dividend or other distribution payable in securities of the Company, then and in each such event, unless such dividend or distribution results in an adjustment of the Exercise Price pursuant to Subsections 4(A) or 4(B), provision shall be made so that the Holder of this Warrant shall receive upon exercise hereof in addition to the securities receivable hereupon, the amount of securities of the Company that he would have received had this Warrant been exercised on the date of such event and had he thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by him as aforesaid during such period, giving application during such period to all adjustments called for herein.

                  (E) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. In the event that at any time or from time to time after the Original Issue Date, the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the Holder of this warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (F) ADJUSTMENT FOR MERGER CONSOLIDATION OR SALE OF ASSETS. In the event that at any time or from time to time after the Original Issue Date, the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of the class of securities of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 4 with respect to the

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rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

                  (G) NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Orgnization, as in effect on the date hereof, or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

                  (H) NOTICE OF ADJUSTMENT OF NUMBER OF SHARES. Upon any adjustment, readjustment or other change relating to the number of shares purchasable upon exercise of this Warrant or to the Exercise Price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of shares (or other denominations of securities) purchasable at the Exercise Price upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (I) NOTICE. In case at any time: (1) the Company shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of the class of securities issuable upon exercise of this Warrant; (2) the Company shall offer for subscription pro rata to the holders of the class of securities issuable upon exercise of this Warrant any additional shares of stock of any class or other rights; (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or sale of all or substantially all of its assets to another corporation; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company of the date on which (a) the books of the Company shall close or a record date shall be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of record of the class of securities issuable upon exercise of this Warrant shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 10 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  (J) VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the subscription form annexed duly executed and the tender of Payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities so subscribed and paid for.

                  (K) NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment on any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         5. FULLY-PAID SHARES; TAXES. The Company covenants that the Common Shares represented by each and every certificate for Warrant Shares delivered upon exercise of this Warrant shall, at the time of such delivery, be duly authorized, validly-issued and outstanding, and fully-paid and nonassessable, and that the Company shall take any and all such actions as may be necessary to ensure that the par value or stated value, if any, of each Warrant Share is at all times equal to or less than the then Per Share Warrant Price; and that it will pay when due and payable any and all stamp, original issue or similar taxes that may be payable in respect of issuance of any Warrant Shares or certificates for Warrant Shares.

         6. SECURITIES RESTRICTIONS UPON TRANSFER. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "ACT"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

         Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the exercised Warrant pursuant to such exercise:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, have been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Act and applicable state law is in effect with regard thereto or unless an exemption from such registration is available.

         In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         7. STOCKHOLDER AGREEMENT. Each Holder of this Warrant agrees that upon the exercise in whole or in part of this Warrant, that Holder shall execute and become a party to a stockholder agreement. Further, Holder agrees that the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Holder shall have executed a stockholder agreement in form and substance satisfactory to the Company, containing provisions restricting the transfer of the shares received by exercising this warrant, including placing a transfer restriction legend on the shares evidencing the exercise of this Warrant.

         8. NO DISTRIBUTION. The Holder of this Warrant, by acceptance hereof, represents and warrants that this Warrant has been acquired without a view to, or for sale in connection with, a distribution thereof and not with a view to its resale, and that this Warrant has been acquired for the Holder's own account and not with a view to its division among others, and that no other person has any direct or indirect beneficial interest in this Warrant. Notwithstanding the foregoing, the Company agrees that the Holder shall have the right to grant participation interests in the Warrant.

         9. REGISTRATION RIGHTS. The Holder shall be entitled, with respect to
(i) its Warrant Shares and other securities issued or issuable upon exercise of this Warrant and (ii) any securities issued or issuable with respect to any Common Shares or other securities referred to in subdivision (i) by way of a stock dividend or stock split or in connection with a combination or other reorganization or otherwise, the piggy back registration rights as set forth in that certain Registration Rights Agreement dated March 12, 1999 (the "Registration Rights Agreement"), by and among Company, the Investors (as defined therein) and the __________ (as defined therein). Holder shall not be entitled to other registration rights included in the Registration Rights Agreement. Except as may be otherwise provided in the Registration Rights Agreement governing such rights, the right to have the Company register such securities pursuant to such agreement shall be automatically assigned to transferees or assignees of this Warrant or such securities, provided that immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee would be subject to restrictions under the Act.

         10. BOOKS OF THE COMPANY. The Company may treat the Holder of this Warrant as appearing on the Company's books at any time as the Holder for all purposes. Upon written request, the Company shall permit any Holder or the duly authorized attorney of such Holder, during ordinary business hours, to inspect and copy or make extracts from the books showing the Holders of Warrants.

         11. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. If this Warrant shall be lost, stolen, destroyed, or mutilated, the Company shall execute and deliver to the Holder a replacement warrant of like date, tenor, and denomination upon receipt by the Company of (a) evidence satisfactory to the Company of the occurrence of such event, (b) reimbursement of the Company's reasonably incidental expenses, and (c) (i) in the event of mutilation, upon surrender and cancellation of this Warrant, or (ii) in the event of loss, theft, or destruction of this Warrant, of indemnity reasonably satisfactory to the Company.

         12. WARRANT HOLDER NOT SHAREHOLDER. Except as may otherwise be expressly provided in this Warrant, this Warrant does not, prior to its exercise, confer upon the Holder any right to vote, or to consent, or to receive notice, or otherwise to act, as a shareholder of the Company in respect of any matters whatsoever, or confer or impose upon the Holder any other rights or liabilities of a shareholder of the Company.

         13. NOTICES AND OTHER COMMUNICATIONS. Any notice or other communication under this Warrant shall be effective and shall be deemed to have been given if, and only if, the same shall have been given in writing and mailed by first-class mail, postage prepaid, addressed to:

                  (A) the Company at the address set forth in Section 1(A) above, or such other address as the Company may designate in writing to the Holder, or

                  (B) the Holder at 20 William Street, Wellesley, MA 02481, or such other address as the Holder may designate in writing to the Company.

         14. HEADINGS. The headings contained in this Warrant have been inserted as a matter of convenience, do not form part, and shall not affect construction of, this Warrant.

         15. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of The State of Georgia applicable to contracts wholly made, accepted and performed within that jurisdiction, without application of principles of conflict of laws.

          THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

         ____________________________ has caused this Warrant to be executed by its President and attested by its Secretary or Assistant Secretary this 27th day of October, 1999.

ATTEST:                                Viewlocity, Inc.



/s/ STAN F. STOUDENMIRE                By: /s/ GREGORY CRONIN
--------------------------------           ---------------------------------
Secretary or Assistant Secretary           President


[Corporate Seal]

                                  SUBSCRIPTION

                                                      Date: ____________________

To:      Viewlocity, Inc.
         400 Perimeter Center Terrace
         Suite 320
         Atlanta, GA  30346

         The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase _____ shares of the Common Shares (the "COMMON SHARES") covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

         The undersigned is aware that the Common Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT") or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription.

         The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Common Shares; (2) it has had the opportunity to ask questions concerning the Common Shares and the Company and all questions posed have been answered to its satisfaction; (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Common Shares and the Company; (4) it is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and (5) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Common Shares and to make an informed investment decision relating thereto.

         The undersigned hereby represents and warrants that it is purchasing the Common Shares for its own account and not with a view to the sale or distribution of all or any part of the Common Shares.

         The undersigned understands that because the Common Shares have not been registered under the 1933 Act, it must continue to bear the economic risk of the investment for an indefinite time and the Common Shares cannot be sold unless the Common Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Common Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Common Shares or (2) the Company receives an opinion of legal counsel to the undersigned (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         The undersigned consents to the placing of a legend on its certificate for the Common Shares stating that the Common Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Common Shares until the Common Shares may be legally resold or distributed without restriction.

         The undersigned has considered the Federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Common Shares.



                                       --------------------------------------
                                       Signature

                                       Print name:
                                                   --------------------------

                                       Date:
                                             --------------------------------